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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                       ORIGEN RESIDENTIAL SECURITIES, INC.

                       (as depositor under the Indenture,
          dated as of September 1, 2004, providing for the issuance of
            Manufactured Housing Contract Trust Notes, Series 2004-B)

                       Origen Residential Securities, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                    333-117573             20-1370314
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(State or Other Jurisdiction of (Commission File Number)    (I.R.S. Employer
        Incorporation)                                    Identification Number)


27777 South Franklin Road, Suite 1700
Southfield, Michigan                       48034
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(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (248) 746-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS


  Item 8.01  Other Events
  Item 9.01  Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
Statement to Noteholders of Origen Manufactured Housing Contract Trust
  2004-B

Item 8.01. Other Events

     This current report on Form 8-K relates to the monthly distribution reported to Noteholders of Origen Manufactured Housing Contract Trust 2004-B Notes, which was made February 15, 2005.

Item 9.01. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

EXHIBIT NO. DESCRIPTION

    99.1 Statement to Noteholders of Origen Manufactured Housing Contract Trust 2004-B Notes dated February 15, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 21, 2005

                                            ORIGEN RESIDENTIAL SECURITIES, INC.
                                                 By: Origen Servicing, Inc., as
                                                               Attorney-in-Fact
                                                By: /s/ W. Anderson Geater, Jr.
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                                                        W. Anderson Geater, Jr.
                                                        Chief Financial Officer

                                Index to Exhibits

Exhibit
Number                             Description
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99.1          Statement to Noteholders of Origen Manufactured
              Housing Contract Trust 2004-B Notes dated February 15, 2005.